EXHIBIT 10.8

                                                                  EXECUTION COPY

                                    AGREEMENT

                  AGREEMENT dated as of April 16, 1996 by and among Walsh International Inc. (the "Company"), Source Informatics Inc., a wholly-owned subsidiary of the Company ("Source"), and those holders of Series A Convertible Preferred Stock, $1.00 par value per share ("Series A Preferred Shares") of the Company which have entered into this Agreement and whose names are set forth on the signature pages hereof (collectively, the "Preferred Stockholder Parties").

                                   WITNESSETH:

                  WHEREAS, each of the parties hereto is a party to (i) one or more of the Share Purchase Agreements dated as of September 8, 1993 (together, the "Purchase Agreements") between the Company and the respective purchasers named therein, including each of the Preferred Stockholder Parties, and (ii) the Stockholders' Agreement dated as of September 8, 1993 among the Company and the Stockholders named therein, including the Preferred Stockholder Parties (the "Walsh Stockholders' Agreement");

                  WHEREAS, the Company has filed with the Securities and Exchange Commission a registration statement on Form S-1 (the "Registration Statement") pursuant to which it proposes to register shares of its common stock, $.01 par value per share ("Company Common Stock") for sale in its initial public offering (the "Offering");

                  WHEREAS, the Company has entered into that certain Master Reorganization Agreement dated as of the date hereof with Source, pursuant to which the "Source Business" of the Company will be transferred to Source (the closing of such transaction being hereinafter referred to as the "Reorganization Closing");

                  WHEREAS, the Company has proposed the spin-off to its existing stockholders of all the issued and outstanding capital stock of Source, all as described in the preliminary prospectus (the "Preliminary Prospectus") prepared and filed with the Securities and Exchange Commission as part of the Registration Statement (the "Spin-Off");

                  NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Amendments to Terms of Series A Preferred Shares. The parties acknowledge that the Restated Certificate of Incorporation of the Company in the form attached hereto as Exhibit A (the "Restated Certificate of Incorporation") will amend the terms of the Series A Preferred Shares as provided therein, with the effect that (i) effective as of the filing with the Secretary of State of the State of Delaware of the Restated Certificate of Incorporation, each outstanding Series A Preferred Share shall be reclassified into 1/4 of one Series A Preferred Share and all references to per share dollar amounts (e.g., in the definitions of "Mandatory Redemption Price" and "Special Optional Redemption Price" and in the conversion formulas set forth in Section 7 of the Restated Certificate of Incorporation) shall be appropriately adjusted;
(ii) effective as of the Spin-Off, each holder of Series A Preferred Shares shall automatically, and without action on the part of the Company or such holder, be deemed to have exchanged one-half the aggregate number of Series A Preferred Shares held by such holder for the number of shares of preferred stock of Source ("Source Preferred Shares"), having the powers, preferences and rights set forth in the Certificate of Designations, Powers, Preferences and Rights attached hereto as Exhibit B (the "Source Certificate of Designations"), determined by multiplying (x) the number of Series A Preferred Shares so exchanged by such holder, times (y) 2; (iii) simultaneously with the issuance of the Source Preferred Shares in such exchange, the references to "$24.00" in the definitions of "Mandatory Redemption Price" and "Special Optional Redemption Price" and in the conversion formula set forth in Section 6 of the Restated Certificate of Incorporation (as amended in accordance with clause (i) above) shall be changed to be references to "$25.34"; and (iv) effective upon the consummation of the Offering, each then outstanding Series A Preferred Share shall automatically, without any action by the Company or any holder thereof, be converted into a number of shares of Company Common Stock equal to the greater of (A) 2.24 and (B) the number determined by dividing $25.34 by 74% of the price to the public of the Company Common Stock sold in the Offering. Concurrently with the Spin-Off, the Company will exchange Series A Preferred Stock for Source Preferred Shares pursuant to the Restated Certificate of Incorporation.

                  2. Certain Stockholder Actions. Concurrently with its execution and delivery of this Agreement, each of the Preferred Stockholder Parties has delivered to the Company its written consent, as a holder of Series A Preferred Shares, to:

                   (i) the Restated Certificate of Incorporation, which effects certain amendments to the Company's Amended and Restated Certificate of Incorporation, including (A) reclas- sification of the outstanding Company Common Stock and Series A Preferred Shares to provide for a 1:4 reverse split of such stock; (B) a change in the authorized capital stock of the Company from 40,000,000 shares of Company Common Stock and 5,000,000 shares of preferred stock, $1.00 par value, of which an aggregate 4,166,667 shares have been designated as the Series A
         Preferred Shares, to 20,000,000 shares of Company Common Stock and 5,000,000 shares of preferred stock, $1.00 par value, of which an aggregate 1,041,667 shares have been designated as the Series A Preferred Shares; (C) the amendments to the terms of the Series A Preferred Stock described in paragraph 1 hereof; and (D) certain other changes described therein;

                  (ii) the restatement of the Bylaws of the Company in the form attached hereto as Exhibit C (the "Restated By-
         Laws"); and

                  (iii) the Spin-Off.

                  3. Source Stockholders' Agreement. Concurrently with the Spin-Off, Source shall enter into a stockholders' agreement in substantially the form of Exhibit D hereto (the "Source Stockholders Agreement"). Following the Spin-Off, Source shall use reasonable efforts to obtain the signatures of any parties to the Walsh Stockholders Agreement that have not executed and delivered the Source Stockholders Agreement prior to the Spin-Off.

                  4.  Certain Waivers and Amendments.  (a)  Pursuant to
Section 15 of the Purchase Agreements, the Preferred Stockholder Parties, being the "Majority Shareholders" (as such term is defined in each of the Purchase Agreements) hereby:

                  (i) waive any requirement under Section 7.13 of the Purchase Agreements that the Company cause a fairness opinion to be delivered to the holders of the Series A Preferred Shares in connection with the sale of the Scriptrac business to Pharmaceutical Marketing Services Inc. ("PMSI") or the amendment of the Alpha Database License Agreement between certain subsidiaries of the Company and PMSI;

                  (ii) agree with the Company that paragraph (b) of Section 7.20, "Maintenance of Public Market" of each of the Purchase Agreements is hereby amended to read in its entire-ty as follows:

                  (b) If the Company shall have consummated an initial public offering of Common Stock pursuant to a registration statement filed under the Securities Act, then at any time following the date of consummation of such initial public offering, the Company may without violating the provisions of Section 7.20(a) hereof (but without affecting any other rights of the holders of Shares and Conversion Shares) take such action which results in the acquisition by the Company or a third party of all of the outstanding shares of Common Stock of the Company so long as (i) in connection with such transaction, holders of shares of Common Stock of the Company shall have the right to receive the same securities or other property (containing the same terms and the same rights) with respect to each such share of Common Stock and (ii) the holders of Shares and Conversion Shares shall have the right to receive in connection with such transaction the same such securities or other property (including the same terms and with the same rights) on account of the number of shares of Common Stock which are then represented by such Conversion Shares or which are then obtainable upon conversion of such Shares as are received by the other holders of Common Stock on account of the shares of Common Stock held by such holders.

                  (iii) agree with the Company that, effective upon the consummation of the Offering and conversion of the Series A Preferred Shares as contemplated in paragraph 1(iv) hereof, the provisions of
         Section 7 of each of the Purchase Agreements (except for each of Sections 7.1, "Use of Proceeds"; 7.7, "Environmental Matters"; 7.18 "Listing of Shares"; 7.19, "Securities Act Registration"; 7.20, "Maintenance of Public Market" (amended as provided above) and 7.22, "Delivery of Information," which shall remain in full force and effect in accordance with the Purchase Agreements), shall terminate and be of no further force and effect.

                  (b) Each of the Preferred Stockholder Parties hereby waives any rights under Section 19 of the Walsh Stockholders' Agreement or otherwise to acquire Company Common Stock in connection with the issuance of warrants to purchase up to 200,000 shares of Company Common Stock at an exercise price of $6.00 per share to Comdisco, Inc.

                  5. Certain Registration Rights Matters. Pursuant to Section 15 of each of the Purchase Agreements, the Preferred Stockholder Parties, being the holders of at least two-thirds in interest of the "Conversion Shares" (as such term is defined in the Purchase Agreements), hereby waive written notice of the Offering and any right to request that Conversion Shares be included in the Offering under Section 8.2(a) of each of the Purchase Agreements; provided, that such waivers are conditioned upon the Company obtaining similar waivers from any other persons possessing registration rights with respect to the Company's securities and that the Offering consists solely of the offer and sale of securities by and on behalf of the Company. The Company confirms, pursuant to
Section 8.2(b) of each of the Purchase Agreements, that the managing underwriter of the Offering has advised the Company that it has determined in good faith that the inclusion of Conversion Shares or any other securities of the

Company would jeopardize the successful sale of the Company Common Stock to be sold in the Offering.

                  6. Termination of Walsh Stockholders'  Agreement.  Pursuant to
Section 33 of the Walsh Stockholders' Agreement, the Preferred Stockholder Parties, constituting the holders of a majority of the shares of Common Stock currently held by the "New Shareholder Group" (as such term is defined in the Walsh Stockholders' Agreement), and the Company agree that, effective upon the consummation of the Offering and the receipt of the requisite consent of the "Welsh Stockholders", the "Crown Stockholders" and the "Management Stockholders" (as such terms are defined in the Walsh Stockholders' Agreement), the Walsh Stock- holders' Agreement shall terminate and be of no further force and effect.

                  7. ELI Observer Rights. Following the consummation of the Offering, for so long as Equity-Linked Investors, L.P. and Equity-Linked Investors II, L.P. (collectively, the "ELI Stockholders") shall hold, in the aggregate, at least 1/2 of the number of Conversion Shares held by them as of the date of consummation of the Offering (as such number may be appropriately adjusted to take account of stock splits, stock dividends, recapitalizations, reclassifications and other similar events), the ELI Stockholders (acting through the holder or holders of a majority of the Shares held by the ELI Stockholders) will have the collective right, at the request of the ELI Stockholders, to send one representative to meetings of the Company's Board of Directors, such representative to act as an observer without a vote or other rights as a director (except the right to receive sufficient notice to enable such attendance and the right to receive all other communications, information and materials furnished, from time to time, to directors of the Company and the right to receive reimbursement for travel expenses to the same extent as directors of the Company); provided, that any such representative shall, before attending any meetings of the Company's Board of Directors, execute and deliver to the Company a confidentiality agreement in form and substance reasonably satisfactory to the Company and its counsel.

                  8. Representations and Warranties of the Company and Source. Each of the Company and Source hereby represents and warrants to each holder of Series A Preferred Shares, as of the date hereof and as of the date of the Reorganization Closing, as follows:

                  (a) Each of the Company and Source is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified, licensed and authorized to do business and is in good standing in each jurisdiction in which it owns or leases any material property or in which the conduct of its business requires it to so qualify or to be so licensed, except for such jurisdictions where the failure to so qualify or be so licensed would not have a material adverse effect on the Company or Source, as the case may be.

                  (b)  The  Company  has  all  requisite   corporate  power  and
         authority to enter into this Agreement and, upon receipt of the stockholder consents referred to in paragraph 2 hereof, will have all requisite corporate power and authority to consummate the transactions contemplated hereby (including, without limitation, the Offering, the Spin-Off and the issuance of Conversion Shares upon conversion of the Series A Preferred Shares in accordance with the Restated Certificate of Incorporation). This Agreement has been duly executed by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

                  (c) The Conversion Shares, when issued upon conversion of the Series A Preferred Shares in accordance with the Restated Certificate of Incorporation, will be duly authorized, validly issued, fully paid and non-assessable.

                  (d) Source has all requisite corporate power and authority to enter into this Agreement and the Stockholders Agreement and to consummate the transactions contemplated hereby and thereby (including, without limitation, the issuance and delivery of shares of Source Preferred Stock in accordance with the terms hereof and of the Restated Certificate of Incorporation). This Agreement has been duly executed by Source and constitutes the legal, valid and binding obligation of Source, enforceable against it in accordance with its terms. Upon execution and delivery by Source of the Stockholders Agreement as contemplated hereby, the Stockholders Agreement will constitute the legal, valid and binding obligation of Source, enforceable against it in accordance with its terms.

                  (e) The authorized capital stock of Source consists solely of common stock and an aggregate 2,000,000 shares of preferred stock, the only designated series of which is the Source Preferred Shares. Immediately prior to the Spin-Off, the only issued and outstanding shares of capital stock of Source shall be shares of Source Common
         Stock and the Source Preferred Shares. Immediately prior to the Spin-Off, all the Source Preferred Shares will be duly authorized, validly issued, fully paid and non-assessable, and the Company will own all the Source Preferred Shares free and clear of any and all pledges, security interests, liens, adverse claims, charges or other encumbrances of any nature whatsoever. The shares of Source Common Stock into which the Source Preferred Shares are convertible (the "Source Conversion

         Shares") have been duly reserved for issuance upon conversion of the Source Preferred Shares in accordance with the Source Certificate of Designations and, when so issued and delivered, will be duly authorized, validly issued, fully paid and non-assessable.

                  (f) The exchange of Series A Preferred Stock for Source Preferred Shares pursuant to the Restated Certificate of Incorporation will transfer valid title to such Source Preferred Shares, free and clear of any and all pledges, security interests, liens, adverse claims, charges or other encumbrances of any nature whatsoever.

                  (g) The execution and delivery of this Agreement by the Company and Source and of the Source Stockholders Agreement by Source, and the performance by each of the Company and Source of its obligations hereunder and thereunder (including, without limitation, the Offering, the Spin-Off, the issuance of the Source Preferred Shares in exchange for Series A Preferred Shares and the issuance of Conversion Shares upon conversion of the Series A Preferred Shares in accordance with the Restated Certificate of Incorporation) will not violate any provision of law, any order of any court or other agency of government, the Restated Certificate of Incorporation or Restated By-Laws of the Company, the Certificate of Incorporation or By-Laws of Source, the Source Certificate of Designations, or any judgment, award or decree or any indenture, agreement or other instrument to which either of the Company or Source is a party or by which any of their respective assets are bound or affected, or conflict with, result in a breach or constitute (with due notice or passage of time or both) a default under, any such indenture, agreement or other instrument, except for any such violations, conflicts, breaches or defaults which, individually or in the aggregate, would not materially and adversely affect either of the Company or Source.

                  9. Representations and Warranties of the Preferred Stockholder Parties. Each of the Preferred Stockholder Parties hereby represents and warrants to each of the Company and Source and to the other Preferred Stockholder Parties, as to itself, as of the date hereof and as of the date of the Reorganization Closing, as follows:

                  (a) Such Preferred Stockholder Party is the record and beneficial owner of the number of Series A Preferred Shares set forth opposite such Preferred Stockholder Party's name on the signature pages hereof (before giving effect to the reclassification of the Company's capital stock contemplated herein).

                  (b) Such Preferred Stockholder Party has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed by such Preferred Stockholder Party and constitutes the legal, valid and binding obligation of such Preferred Stockholder Party, enforceable against it in accordance with its terms.

                  (c) Such Preferred Stockholder Party has had a full opportunity to request from the Company and to review and has received all information which it deems relevant in connection with the Spin-Off, the issuance of the Conversion Shares and the issuance of the Source Preferred Shares.

                  (d)  Such  Preferred   Stockholder  Party  is  an  "accredited
         investor" as such term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

                  (e) Such Preferred Stockholder Party is acquiring the Source Preferred Shares, and will, upon conversion of the same, acquire the shares of Source Common Stock into which they are convertible (the "Source Conversion Shares") for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof in violation of any securities laws.

                  (f) Such Preferred Stockholder Party understands that none of the Source Preferred Shares or the Source Conversion Shares have been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act.

                  (g) Such Preferred Stockholder Party understands that the Source Preferred Shares and the Source Conversion Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, such securities will bear a legend to such effect and the Company will make a notation on its transfer books to such effect.

                  10. Conditions to the Spin-Off of Source. The Company shall not carry out the Spin-Off until each of the following conditions shall have fulfilled:

                  (a) Holders of not less than two-thirds of the Series A Preferred Shares shall have executed and delivered this Agreement, the written consents referred to herein and the Source Stockholders Agreement, and all conditions to the amendment of the Certificate of Incorporation of Walsh and the Walsh Stockholders Agreement shall have been satisfied;

                  (b) Source shall have caused the Source Certificate of Designations to be filed with the Delaware Secretary of State;

                  (c) The Company shall have caused the Restated Cer- tificate of Incorporation to be filed with the Delaware Secretary of State;

                  (d) Source shall have executed and delivered the Source Stockholders Agreement and the Registration Rights Agreement in the form attached hereto as Exhibit E (the "Preferred Stockholder Registration Rights Agreement");

                  (e)  The Reorganization Closing shall have occurred;

                  (f) In connection with the Offering,  Walsh shall have entered
         into  a  firm  commitment   underwriting  agreement  with  J.P.  Morgan
         Securities Inc. and Montgomery Securities; and

                  (g) Reboul, MacMurray, Hewitt, Maynard & Kristol, counsel for the Company and Source, shall have delivered to each of the Preferred Stockholder Parties an opinion dated the date of the Spin-Off, in form and substance reasonably satisfactory to the Preferred Stockholders and their counsel, to the effects provided in paragraphs 8 (a)-(g) hereof.

                  11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws.

                  12. Expenses. Whether or not the transactions herein contemplated are consummated, the Company will pay the fees and expenses of Morgan, Lewis & Bockius LLP in connection with this Agreement, the Restated Certificate of Incorporation, the Source Certificate of Designations, the Source Stockholders' Agreement and the Preferred Stockholder Registration Rights Agreement and the transactions contemplated hereby and thereby (whether or not a closing occurs hereunder and if a closing occurs the Company will make such payment at the closing).

                  IN  WITNESS  WHEREOF  the   undersigned   have  executed  this
Agreement as of the date first above written.


                                         WALSH INTERNATIONAL INC.



                                         By/s/ Michael A. Hauck
                                           ---------------------------------
                                         Name: Michael A. Hauck
                                               -----------------------------
                                         Title: Chief Executive Officer
                                                ----------------------------


                                         SOURCE INFORMATICS INC.



                                         By/s/ Dennis M.J. Turner
                                           ---------------------------------
                                         Name: Dennis M.J. Turner
                                               -----------------------------
                                         Title: Chief Executive Officer
                                                ----------------------------


                                         EQUITY-LINKED INVESTORS, L.P.
                                         By Rohit M. Desai Associates
                                           ---------------------------------
                                            General Partner


                                         By /s/ Frank J. Pados
                                           ---------------------------------
                                           Name: Frank J. Pados
                                               -----------------------------
                                           Title: Executive VP
                                                ----------------------------


                                         EQUITY-LINKED INVESTORS-II
                                         By Rohit M. Desai Associates-II
                                           ---------------------------------
                                            General Partner


                                         By /s/ Frank J. Pados
                                           ---------------------------------
                                           Name: Frank J. Pados
                                               -----------------------------
                                           Title: Executive VP
                                                ----------------------------

                                       NATIO FONDS VENTURE I


                                       By /s/ D. Bellanger
                                          ------------------------------
                                         Name: D. Bellanger
                                               -------------------------
                                         Title: Fund Manager
                                                ------------------------


                                       NATIO FONDS VENTURE II


                                       By /s/ D. Bellanger
                                          ------------------------------
                                         Name: D. Bellanger
                                               -------------------------
                                         Title: Fund Manager
                                                ------------------------

                                       NATIO VIE DEVELOPPEMENT


                                       By /s/ D. Bellanger
                                          ------------------------------
                                         Name: D. Bellanger
                                               -------------------------
                                         Title: Fund Manager
                                                ------------------------

                                       ASSU VENTURE


                                       By /s/ D. Bellanger
                                          ------------------------------
                                         Name: D. Bellanger
                                               -------------------------
                                         Title: Fund Manager
                                                ------------------------


                                       ESSEX SPECIAL GROWTH
                                       OPPORTUNITIES FUND, L.P.


                                       By /s/ Susan P. Stickells
                                          ------------------------------
                                         Name: Susan P. Stickells
                                               -------------------------
                                         Title: Vice President
                                                ------------------------


                                       OLYMPUS PRIVATE PLACEMENT
                                       FUND, L.P.
                                       By PGP Partners, L.P.
                                          -----------------------------
                                          General Partner


                                       By /s/ Robert S. Morris
                                          ------------------------------
                                         Robert S. Morris
                                         -------------------------
                                         Managing Partner of the
                                         General Partner

Spears Benzak Group:

  John Merck Fund
  Rockefeller Brothers Fund
  Spears Benzak Salomon &
    Farrell
  Riverbank Associates
  River Branch Foundation
  The Henry B. Babson 1959 Trust
  Patricia W. Hewitt
    Revocable Trust Dtd 3/23/76
  Cape Branch Foundation
  The Zellerbach Family Fund
  Rees L. Jones
  Saidye Rosner Bronfman Ava
    Trust
  The Turbo Trust
  Joshua Associates
  Crocodile Associates
  Greenwich Hospital
    Association Long-Term
  Greenwich Hospital
    Retirement Trust
  Jennifer U. Johnson
  Joan B. Spears
  Clement C. Moore II


  Christie C. Salomon
  Christina Salomon
  Roger S. Kuhn
  Belle O. Kuhn
  David Kuhn
  David R. Salomon
  Edna B. Salomon &
    Christie Salomon
    Tstees f/b/o David Salomon
    U/A 12/27/70 #2
  Christie Salomon a/c/f
    Evanne Salomon YGMA
  Edna B. Salomon &
    Christie Salomon
    Tstees f/b/o Evanne
    Salomon U/A 12/27/72 #2
  Christie Salomon
    a/c/f Jennifer Salomon
  Edna B. Salomon &
    Christie Salomon
    Tstees f/b/o Christina
    Salomon U/A 12/12/70 #2
  Judith Kuhn
  Parkland Capital Fund I,
    L.P. - Special Investments



                                              By SPEARS BENZAK SALOMON &
                                                 FARRELL, as Attorney-in-Fact
                                                 for each of the above
                                                 Stockholders


                                              By /s/ Richard J. Buoncore
                                                Name: Richard J. Buoncore
                                                Title: Managing Director and CFO




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                                          ACORN FUND


                                          By  /s/ Ralph Wanger
                                            Ralph Wanger
                                            President


                                          FRANK ENTERPRISES


                                          By  /s/ Warren J. Hauser
                                            Name:  Warren J. Hauser
                                            Title: Attorney-in-Fact


                                          MEGA-ASSETS


                                          By  /s/ Warren J. Hauser
                                            Name:  Warren J. Hauser
                                            Title: Attorney-in-Fact



                                                              Lily Tong

                                          HONG KONG BANK INTERNATIONAL
                                           TRUSTEE LTD.


                                          By   /s/ Warren J. Hauser
                                            Name: Warren J. Hauser
                                            Title: Attorney-in-Fact


                                          Victor Lee
                                          By  /s/ Warren J. Hauser
                                          Attorney-in-Fact



                                          Wendy Ng and/or Cindy Ng



                                          Anthony Ng






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                                           BRIDLINGTON INVESTMENT LIMITED


                                           By  /s/ Warren J. Hauser
                                             Name: Warren J. Hauser
                                             Title: Attorney-in-Fact


                                           Leung Ping Chiu
                                           By  /s/ Warren J. Hauser
                                                    Attorney-in-Fact


                                           Tan Eng Soon
                                           By  /s/ Warren J. Hauser
                                           Attorney-in-Fact


                                           MONTGOMERY SECURITIES


                                           By
                                             Name:
                                             Title:







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